SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12

                         MUNICIPAL HIGH INCOME FUND INC.
  ----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      --------------------------------------------------------------------------

      (2)   Aggregate number of securities to which transaction applies:

      --------------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      --------------------------------------------------------------------------

      (4)   Proposed maximum aggregate value of transaction:

      --------------------------------------------------------------------------

      (5)   Total fee paid:

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      ---------------------------------------------------

      (2)   Form, Schedule or Registration Statement No.:

      ---------------------------------------------------

      (3)   Filing Party:

      ---------------------------------------------------

      (4)   Date Filed:

      ---------------------------------------------------

                        MUNICIPAL HIGH INCOME FUND INC.
                                125 Broad Street
                            New York, New York 10004

                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON FEBRUARY 24, 2003

                              --------------------

To the Stockholders of Municipal High Income Fund Inc.:

      Notice is hereby given that the Annual Meeting of Shareholders of Municipal High Income Fund Inc. (the "Fund ") will be held at Citigroup Center, 153 E. 53rd Street, 14th Floor Conference Center, New York, New York at 9:30 a.m. on February 24, 2003 for the following purposes:

      1.    To elect three (3) Class I Directors of the Fund (PROPOSAL 1);

      2. To consider and vote upon such other matters as may come before said meeting or any adjournment thereof.

      The close of business on January 14, 2003 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournment thereof.

                                        By Order of the Board of Directors,


                                        Christina T. Sydor
                                        Secretary

January 30, 2003

--------------------------------------------------------------------------------

      YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

      1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

      2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

      3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration                                             Valid Signature
------------                                             ---------------
Corporate Accounts
(1)  ABC Corp. .......................................   ABC Corp.
(2)  ABC Corp. .......................................   John Doe, Treasurer
(3)  ABC Corp.
       c/o John Doe, Treasurer .......................   John Doe
(4)  ABC Corp. Profit Sharing Plan ...................   John Doe, Trustee

Trust Accounts
(1)  ABC Trust .......................................   Jane B. Doe, Trustee
(2)  Jane B. Doe, Trustee
       u/t/d 12/28/78 ................................   Jane B. Doe

Custodian or Estate Accounts
(1)  John B. Smith, Cust.
       f/b/o John B. Smith, Jr. UGMA .................   John B. Smith
(2)  John B. Smith ...................................   John B. Smith, Executor

                        MUNICIPAL HIGH INCOME FUND INC.
                                125 Broad Street
                            New York, New York 10004
                                 1-800-331-1710

                              --------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                FEBRUARY 24, 2003

                              --------------------

                                 PROXY STATEMENT

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Municipal High Income Fund Inc. (the "Fund") for use at the Annual Meeting of Shareholders (the "Meeting") of the Fund to be held at 9:30 a.m. on February 24, 2003 at Citigroup Center, 153 East 53rd Street, 14th Floor Conference Center, New York, New York and at any adjournments thereof. A Notice of Meeting of Shareholders (the "Notice") and a proxy card accompany this Proxy Statement.

      The cost of soliciting proxies and the expenses incurred in preparing this proxy statement will be borne by the Fund. Solicitation costs are expected to be approximately $18,000. In addition, the Fund will reimburse brokerage firms or other record holders for their expenses in forwarding solicitation materials to beneficial owners of shares of the Fund. Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone or personal interview conducted by officers of the Fund and officers and regular employees of Smith Barney Fund Management LLC ("SBFM" or the "Manager"), the Fund's investment adviser and administrator, Salomon Smith Barney Inc. ("Salomon Smith Barney") and PFPC Global Fund Services, the Fund's transfer agent. The cost of solicitations and the expense incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Fund. The Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares.

      The Annual Report of the Fund, including audited financial statements for the fiscal year ended October 31, 2002, has previously been furnished to all shareholders. This Proxy Statement is first being mailed to shareholders on or about January 30, 2003. The Fund will provide additional copies of the annual report to any shareholder upon request by calling the Fund at 1-800-331-1710.

      If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares of capital stock of the Fund ("Shares") represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR the matter listed in the accompanying Notice of Annual Meeting of Shareholders. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Approval of Proposal 1 requires the affirmative vote of a plurality of the votes cast at the Meeting with a quorum present. Because the Proposal requires a proportion of votes cast for its approval, abstensions and broker non-votes may influence whether a quorum is present, but will have no impact on the requisite approval of such Proposal. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

      In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal that is the subject of the Meeting; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of the Shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on the proposal in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Under the Fund's By-laws, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding Shares entitled to vote at the Meeting.

      The close of business on January 14, 2003 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

      The Fund has one class of common stock which has a par value of $.001 per Share. As of the Record Date, there were 20,883,099.515 Shares outstanding. Each shareholder is entitled to one vote for each Share held and a proportionate fraction of a vote for any fractional Share held.

      As of the Record Date, to the knowledge of the Fund and the Board, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities and Exchange Act of 1934 (the "Exchange Act")) beneficially owned more than 5% of the outstanding Shares of the Fund. As of the Record Date, Cede & Co., as nominee of The Depository Trust Company, was the record holder of 19,004,022 Shares, or 91.0% of the Fund's outstanding Shares. As of the Record Date, the officers and Board Members of the Fund as a group beneficially owned less than 1% of the outstanding Shares of the Fund.

      In order that a shareholder's Shares may be represented at the Meeting, shareholders are required to allow sufficient time for their proxies to be received on or before 9:30 a.m. on February 24, 2003.

      As of the Record Date, to the knowledge of the Fund, no shares of securities issued by Salomon Smith Barney's ultimate parent corporation, Citigroup Inc. ("Citigroup"), were held by Directors who are not "interested persons" of the Fund as that term is used in the Investment Company Act of 1940, as amended, the "1940 Act".

                                  PROPOSAL 1:
                TO ELECT THREE (3) CLASS I DIRECTORS OF THE FUND

      The Board of Directors of the Fund is divided into three classes. The Directors serving in Class I have terms expiring at the Meeting; each Class I Director currently serving on the Board has been nominated by the Board of Directors for reelection at the Meeting to serve for a term of three years (until the annual meeting in 2006) or until their successors have been duly elected and qualified. Class II directors and Class III directors will continue to serve until the 2004 annual meeting and 2005 annual meeting, respectively. One director previously serving in Class II, Heath B. McLendon, resigned as Chairman and Director of the Fund in order to serve as Chairman of the Equity Research Policy Committee of Salomon Smith Barney Inc. Mr. R. Jay Gerken is currently serving as a Director, having been nominated and elected by the Board of Directors at a meeting held on May 23, 2002, in order to fill the vacancy resulting from Mr. McLendon's resignation. Mr. Gerken has been nominated by the Board of Directors to be elected at the Meeting to serve as a Class I director.

      Each nominee has consented to serve as a Director if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

      Certain information concerning the nominees is set forth below. For any nominee or Director indicated as owning shares of the Fund, such ownership constituted less than 1% of the outstanding shares of the Fund as of the Record Date. All of the nominees are currently Directors of the Fund. Except as indicated, each nominee or Director has held the office shown or other offices in the same company for the last five years.

                   Persons Nominated for Election as Directors

                                                                                        Number of
                                                                                       Portfolios
                                                               Principal                 in Fund             Other
                               Position      Length           Occupations                Complex         Directorships
                               Held with     of Time          During Past               Overseen            Held by
Name, Address and Age            Fund        Served           Five Years               by Director         Director
======================================================================================================================
CLASS I DIRECTORS

Allan J. Bloostein+           Director       Since    President, Allan J.                  35            Director of
   717 Fifth Avenue                          1998     Bloostein Associates, a                            Taubman
   21st Floor                                         consulting firm; retired                           Centers, Inc.
   New York, NY 10022                                 Vice Chairman of
   Age 73                                             May Department Stores.

George M. Pavia+              Director       Since    Senior Partner, Pavia &              8                  None
   600 Madison Avenue                        2001     Harcourt Attorneys.
   New York, NY 10022
   Age 74

R. Jay Gerken*                Chairman,      Since    Managing Director of                226                 None
   399 Park Avenue            President      2002     Salomon Smith Barney
   New York, NY 10022         and Chief               ("SSB"); formerly portfolio
   Age 51                     Executive               manager, Smith Barney
                              Officer                 Growth and Income Fund
                                                      (1994-2000) and Smith
                                                      Barney Allocation Series
                                                      Inc. (1996-2001); Chairman
                                                      or Co-Chairman of seventy-
                                                      three investment companies
                                                      affiliated with Citigroup.

----------
* An "interested person" of the Fund, as defined in the 1940 Act.


                                            Directors Continuing in Office

CLASS II DIRECTORS

Robert A. Frankel+            Director       Since    Managing Partner of Robert           24                 None
   8 John Walsh Blvd.                        1998     A. Frankel Management
   Peekskill, NY 10566                                Consultants; formerly
   Age 75                                             Corporate Vice President
                                                      of The Reader's Digest
                                                      Association, Inc.

Paolo M. Cucchi+              Director       Since    Vice President and Dean              7                  None
   Drew University                           2001     of College of Liberal Arts
   108 Brothers College                               at Drew University.
   Madison, NJ 07940
   Age 61

CLASS III DIRECTORS

Dwight B. Crane+              Director       Since    Professor, Harvard                   51                 None
   Harvard Business School                   1998     Business School.
   Soldiers Field Road
   Horgan Hall #375
   Boston, MA 02163
   Age 65

Dr. Paul Hardin+              Director       Since    Chancellor Emeritus and              36                 None
   12083 Morehead                            2001     Professor of Law at the
   Chapel Hill, NC                                    University of North Carolina
   27514-8426                                         at Chapel Hill; formerly
   Age 71                                             Chancellor of the University
                                                      of North Carolina at
                                                      Chapel Hill.

William R. Hutchinson+        Director       Since    President, WR Hutchinson &           7             Director of
   535 N. Michigan                           1998     Associates, Inc. (oil industry                     Associated
   Suite 1012                                         consulting); formerly Group                        Bank
   Chicago, IL 60611                                  Vice President, Mergers &                          Director of
   Age 60                                             Acquisitions BP Amoco p.l.c.;                      Associated
                                                      formerly Vice President-                           Banc-Corp.
                                                      Financial Operations Amoco
                                                      Corp.

----------
+ Director, trustee and/or general partner of other investment companies registered under the Investment Company Act with which Salomon Smith Barney is affiliated.

      The following table provides information concerning the dollar range of equity securities owned beneficially by each Director and nominee for election as Director as of December 31, 2002:

                                                          Aggregate Dollar Range of Equity
                                                          Securities in All Funds Overseen
                              Dollar Range of Equity          by Director/Nominee and
Name of Director/Nominee      Securities in the Fund              Advised by SBFM
------------------------      ----------------------      --------------------------------
Non-Interested Directors/Nominees
Allan J. Bloostein                     None                         Over $100,000
Dwight B. Crane                   $10,000-$50,000                 $50,001-$100,000
Paolo M. Cucchi                        None                          $1-$10,000
Robert A. Frankel                 $10,000-$50,000                   Over $100,000
Dr. Paul Hardin                   $10,001-$50,000                   Over 100,000
William R. Hutchinson               $1-$10,000                       $1-$10,000
George Pavia                           None                             None

Interested Directors/Nominees
R. Jay Gerken*                      $1-$10,000                      Over $100,000

----------
* Mr. Gerken is an "interested person" as defined in the 1940 Act.

      The Fund has no compensation committee of the Board, or any committee performing similar functions. The Fund has a nominating committee composed of Directors who are not "interested persons" of the Fund within the meaning of the 1940 Act (the "Independent Directors"), which is charged with recommending nominees for election as Directors of the Fund. The nominating committee will accept nominations for the office of Director made by the stockholders in a written request addressed to the Secretary of the Fund which includes biographical data and sets forth the qualifications of the proposed nominee. The Fund has an audit committee composed of the Independent Directors, which is charged with recommending a firm of independent auditors to the Fund and reviewing accounting matters with the auditors as set forth in the committee's charter. The audit committee held two meetings during the Fund's most recent fiscal year. The Fund has a pricing committee composed of the Independent Directors which is charged with determining fair value prices for securities when required. The pricing committee held no meetings during the Fund's last fiscal year.

      During the Fund's last fiscal year, four regular meetings of the Board were held. In the last fiscal year, each Director attended at least 75% of the regular meetings of the Board and each of the Directors, other than Messrs. Bloostein and Hutchinson, attended at least 75% of the audit committee meetings held.

                                  COMPENSATION

      Only the Independent Directors receive remuneration from the Fund for acting as a Director. Aggregate expenses (including reimbursement for travel and out-of-pocket expenses) of $5,205 were paid to such Directors by the Fund during the calendar year ended December 31, 2001. Fees for the Independent Directors are currently set at $5,000 per annum plus $500 per in-person Board meeting and $100 per telephone conference call. Officers of the Fund are compensated by Salomon Smith Barney.

      The following table shows the compensation paid by the Fund to each person who was a Director during the Fund's last fiscal year:

                           Aggregate        Pension or           Total
                         Compensation       Retirement       Compensation       Total Number
                           from Fund         Benefits        from Fund and      of Funds for
                        for the fiscal    Accrued as part    Fund Complex      Which Director
    Name of               year ended          of Fund        for the year       Serves within
    Person                 10/31/02          Expenses       ended 12/31/01      Fund Complex
   ---------            --------------    ---------------   --------------     --------------
Dwight B. Crane             $7,100               0              $143,550             51
Paolo M. Cucchi              6,700                                30,100              7
Allan J. Bloostein           7,100               0               117,100             35
Robert A. Frankel            7,200               0                77,600             24
Dr. Paul Hardin              7,200                               100,850             36
William R. Hutchinson        7,100               0                43,900              7
R. Jay Gerken*                   0               0                     0            226
George M. Pavia              7,300               0                29,900              8

----------
* Designates a Director who is an "interested person" of the Fund as defined under the 1940 Act.

      At the end of the calendar year in which they attain age 80, Fund Directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Fund Directors, together with reasonable out-of-pocket expenses for each meeting attended. During the Fund's last fiscal year, compensation paid by the Fund to Directors Emeritus totalled $3,500.

             Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Exchange Act requires the Fund's officers and Directors, and any persons who beneficially own more than ten percent of the Fund's outstanding shares, to file reports of ownership with the Securities and Exchange Commission, the New York Stock Exchange, Inc. (the "NYSE") and the Fund. Based solely upon its review of the copies of such forms received by it and representations from certain such persons, the Fund believes that during its fiscal year ended October 31, 2002, all filing requirements applicable to such persons were complied with.

      The names of the principal officers of the Fund are listed in the table below together with certain additional information. Each of the officers of the Fund will hold such office until a successor is voted upon by the Board of Directors.

                                                            Principal Occupations and
                                Position                    Other Affiliations for the
Name                      (Year First Elected)                Past Five Years and Age
----                      --------------------              --------------------------
R. Jay Gerken            Chief Executive Officer             (See table of Directors)
                         (2002), Chairman of the
                         Board (2002) and
                         President (2002)

Lewis E. Daidone         Senior Vice President        Managing Director of Salomon Smith
                         (1994) and Chief             Barney, Senior Vice President or
                         Administrative Officer       Chief Administrative Officer of 61
                         (2002)                       investment companies affiliated with
                                                      Citigroup, and Director and Senior
                                                      Vice President of SBFM and TIA; 45.

Richard Peteka           Treasurer and Chief          Director of SSB; prior to 1999, Vice
                         Financial Officer            President and Head of Mutual Fund
                         (2002)                       Administration at Oppenheimer Capital;
                                                      41

Peter Coffey             Vice President and           Managing Director of Salomon Smith
                         Investment Officer           Barney and investment officer of
                         (2002)                       certain other investment companies
                                                      affilated with Citigroup; 58

Christina T. Sydor       Secretary (1994)             Managing Director of Salomon Smith
                                                      Barney, General Counsel and Secretary
                                                      of SBFM and TIA, Secretary or Executive
                                                      Vice President and General Counsel of
                                                      61 investment companies associated
                                                      with Citigroup; 51.

      The election of each Director will require a plurality of the votes cast.

THE BOARD OF DIRECTORS, INCLUDING ALL THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF ALL NOMINEES TO THE BOARD.

                          Report of the Audit Committee

      Pursuant to a meeting of the audit committee on December 19, 2002, the audit committee reports that it: (i) reviewed and discussed the Fund's audited financial statements with management; (ii) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61; and (iii) received written confirmation from KPMG that it is independent and disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with the auditors the auditors' independence. Based on the review and discussions referred to in items (i) through (iii) above, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Fund's annual report for the Fund's fiscal year ended October 31, 2002. The membership of the audit committee is comprised of the following Directors: Dwight B. Crane, Paolo M. Cucchi, Allan J. Bloostein, Robert A. Frankel, Dr. Paul Hardin, William R. Hutchinson and George M. Pavia.

      Audit Fees. Fees for the annual audit of the Fund's financial statements by KPMG for the fiscal year ended October 31, 2002 were $32,000.

      Financial Information Systems Design and Implementation Fees. Neither the Fund nor SBFM or other entities controlling, controlled by, or under common control with SBFM that provides services to the Fund engaged KPMG to provide advice to the Fund, SBFM and entities controlled by or under common control with SBFM regarding financial information system design and implementation during the fiscal year ended October 31, 2002.

      All Other Fees. The aggregate fees billed for all other non-audit services, including fees for tax related services, rendered by KPMG to the Fund, SBFM and entities controlled by or affiliated with SBFM that provide services to the Fund for the fiscal year ended October 31, 2002 were $2,200. The audit committee of the Fund has determined that provision of these non-audit services is compatible with maintaining the independence of KPMG.

                       DEADLINE FOR SHAREHOLDER PROPOSALS

      Shareholder proposals intended to be presented at the 2004 Annual Meeting of Shareholders of the Fund must be received by September 20, 2003 to be included in the proxy statement and the form of proxy relating to that meeting, as the Fund expects that the 2004 Annual Meeting will be held in February of 2004. The submission by a shareholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under the federal securities laws.

      The persons named as proxies for the 2004 Annual Meeting of Shareholders will have discretionary authority to vote on any matter presented by a shareholder for action at that meeting unless the Fund receives notice of the matter by December 6, 2003, in which case these persons will not have discretionary voting authority except as provided in the Securities and Exchange Commission's rules governing shareholder proposals.

                    OTHER MATTERS TO COME BEFORE THE MEETING

      The Board does not intend to present any other business at the Meeting, nor is the Fund aware of any shareholder proposals. If, however, any other matters are properly brought before the Meeting, the persons named as proxies in the accompanying form of proxy will vote thereon in accordance with their judgment, to the extent permissible under applicable law.

January 30, 2003

It is important that proxies be returned promptly. Shareholders who do not expect to attend the meeting are therefore urged to complete and sign, date and return the proxy card as soon as possible in the enclosed postage-paid envelope.

                                     PROXY

                        MUNICIPAL HIGH INCOME FUND INC.
                                125 Broad Street
                            New York, New York 10004

     This Proxy is Solicited on Behalf of the Board of Directors of the Fund

The undersigned hereby appoints R. JAY GERKEN, CHRISTINA T. SYDOR and ROBERT M. NELSON, and each of them acting in the absence of the other, as Proxies, each with the power to appoint a substitute, and hereby authorizes each of them to represent and to vote, as designated herein, all shares of common stock of Municipal High Income Fund Inc. held of record by the undersigned on January 14, 2003 at a Meeting of Shareholders to be held on February 24, 2003 or any adjournment thereof.

                 CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE

SEE REVERSE SIDE

[X]  Please vote as in this example

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR each nominee for director.

The Board of Directors recommends a vote "FOR" the following proposals:

1.    ELECTION OF DIRECTORS                    FOR             WITHHELD

                                               |_|               |_|

      Nominees: (01) Allan J. Bloostein, (02) R. Jay Gerken and
                (03) George Pavia

      _______________________________________
      For both nominees except as noted above

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

Please sign exactly as name appears to the left. When shares are held by joint tenants, both should sign or if one signs, that shareholder's vote binds both shareholders. When signing as attorney, executor, administrator, agent, trustee or guardian, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Signature: ____________________________  Date: ________________


Signature: ____________________________  Date: ________________